SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  APRIL 8, 1996

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                  IRS Employer
jurisdiction                        File Number                 Identification
of incorporation                                                Number

Delaware                             1-3492                     No. 73-0271280

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.       Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On April 8, 1996, registrant issued a press release entitled Alliance Starts on BP's 400 Million (pounds sterling) Schiehallion Project pertaining, among other things, to an announcement that an alliance involving BP, registrant's Brown & Root subsidiary, Harland and Wolff, Single Buoy Moorings and Coflexip Stena Offshore has now started work on the 400 million (pounds sterling) contract to design and build the surface production facility for BP's Schiehallion Field. Up to 3,500 jobs across Europe will be created by the contract award. Registrant's subsidiary, Brown & Root, will have responsibility for project management, the design and fabrication of the FPSO's topsides and for the vessel installation.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.       Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)  Exhibits.

              Exhibit 20 - Press release dated April 8, 1996
















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                HALLIBURTON COMPANY




Date:    April 10, 1996                         By: _______________________
                                                       Robert M. Kennedy
                                                       Vice President - Legal





























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                                  EXHIBIT INDEX



Exhibit                                                          Sequentially
Number                          Description                      Numbered Page

  20                            Press Release of
                                April 8, 1996                      5 of 6
                                Incorporated by Reference
































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